Exhibit 10.13

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of February 28, 2011 (as amended, modified, restated, extended or supplemented from time to time, this “Security Agreement”) is by and among the parties identified as “Grantors” on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a “Grantor”, and collectively the “Grantors”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H

WHEREAS, credit facilities are, simultaneously with the execution of this Security Agreement, being established in favor of Noodles & Company, a Delaware corporation (the “Borrower”), pursuant to the terms of that certain Credit Agreement dated as of the date hereof (as amended, modified, restated, supplemented or extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, it is a condition precedent under the terms of the Credit Agreement that the Grantors execute and deliver this Security Agreement to the Administrative Agent for the benefit of the Secured Parties (as defined herein); and

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                   Definitions.

(a)                                 Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b)                                 The following terms shall have the meanings assigned thereto in the UCC:  Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.

(c)                                  As used herein, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning provided in the introductory paragraph hereof.

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any written agreement, naming any Grantor as licensor, granting any right under any Copyright.

“Copyrights” means (a) all copyrights registered in the United States or any other country in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country or political subdivision thereof, and (b) all renewals thereof.

“Patent License” means any agreement, whether written or oral, providing for the grant by or to a Grantor of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (a) all letters patent of the United States or any other country or any political subdivision thereof and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

“Secured Obligations” means, without duplication, (i)  all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (ii) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations described in the foregoing clauses (i) and (ii), including, without limitation, attorneys’ fees and disbursements.

“Secured Parties” has the meaning set forth in the Credit Agreement.

“Stockholder Merger Cash” means cash payable to the former stockholders of the Company arising from the Transaction and maintained in a deposit account of the Borrower in an aggregate amount not greater than $1,400,000.

“Trademark License” means any agreement, written or oral, providing for the grant by or to a Grantor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country, any state thereof or any political subdivision thereof, or otherwise and (b) all renewals thereof.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2.                   Grant of Security Interest in the Collateral.  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a)                                 all Accounts (including health-care-insurance receiveables);

(b)                                 all present and future Equity Interests; provided that the Collateral shall only include 66% of the Equity Interests of any Foreign Subsidiary;

(c)                                  all cash, Cash Equivalents and currency;

(d)                                 all Cash Collateral;

(e)                                  all Cash Collateral Accounts;

(f)                                   all Chattel Paper (whether tangible or electronic);

(g)                                  those Commercial Tort Claims identified on Schedule 2(g) attached hereto;

(h)                                 all contract rights (including rights to the payment of money);

(i)                                     all Copyrights;

(j)                                    all Copyright Licenses;

(k)                                 all Deposit Accounts;

(l)                                     all Documents (including electronic documents);

(m)                             all Equipment;

(n)                                 all financial assets;

(o)                                 all Fixtures;

(p)                                 all General Intangibles (including all payment intangibles);

(q)                                 all Goods;

(r)                                    all hedge agreements;

(s)                                   all indemnification rights;

(t)                                    all Instruments (including promissory notes);

(u)                                 all insurance claims and proceeds;

(v)                                 all present and future intercompany debt of Borrower and each Guarantor;

(w)                               all Inventory;

(x)                                 all Investment Property;

(y)                                 all Letter-of-Credit Rights (whether or not the Letter of Credit is evidenced in writing);

(z)                                  all license rights

(aa)                          all Patents;

(bb)                          all Patent Licenses;

(cc)                            all Software;

(dd)                          all Supporting Obligations;

(ee)                            all tax refunds;

(ff)                              all Trademarks;

(gg)                            all Trademark Licenses; and

(hh)                          to the extent not otherwise included, all Accessions, Proceeds, income from, increases in and products of any of the foregoing to be held by the Administrative Agent, for the benefit of the Secured Parties and the Administrative Agent, subject to the terms and conditions hereinafter set forth.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Security Agreement shall not extend to (and the following shall not be included as Collateral) (i) any General Intangible, permit, lease, license, contract or other Instrument of a Grantor if the grant of a security interest in such General Intangible, permit, lease, license, contract or other Instrument in the manner contemplated by this Security Agreement, under the terms thereof or under applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Grantor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both), (ii) any United States intent-to-use trademark or service mark application to the extent, and solely during the period in which, the grant of a Lien therein would impair the validity or the enforceability of such intent-to-use trademark or service mark under federal law, (iii) Equity Interests to the extent representing more than sixty-six percent (66%) of the Voting Equity (as defined in the Pledge Agreement) of any Foreign Subsidiary, including, without limitation, the certificates (or other agreements or instruments) representing such Equity Interests, (iv) any property subject to a Lien permitted by Section 7.01 of the Credit Agreement, if and for so long as the contractual obligation governing such Lien prohibits the Lien of this Security Agreement applying to such property, and (v) the Stockholder Merger Cash; provided that (a) any such limitation described above on the security interests granted hereunder shall only apply to the extent that any such prohibition is not rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principles of equity, (b) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any applicable Law, General Intangible, permit, lease, license, contract or other Instrument, to the extent sufficient to permit any such item to become Collateral hereunder, upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such General Intangible, permit, lease, license, contract or other Instrument shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder and (c) Collateral shall include any proceeds, products, substitutions or replacements of the property described in the first sentence of this paragraph (except to the extent such proceeds, products, substitutions or replacements are otherwise included in such property descriptions).

3.                   Provisions Relating to Accounts.

(a)                                 Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account.  Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

(b)                                 At any time after the occurrence and during the continuation of an Event of Default, (i) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications, (ii) upon the Administrative Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

4.                   Investment Property.  If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall promptly (but in any event within four (4) Business Days thereafter) notify the Administrative Agent thereof and, at the Administrative Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Grantor or such nominee, at any time with entitlement orders or other instructions from the Administrative Agent to such securities intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such investment property, with such Grantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such investment property.  The Administrative Agent agrees with each Grantor that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless an Event of Default has occurred and is continuing.  The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Administrative Agent is the securities intermediary.

5.                   Collateral in the Possession of a Bailee.  If any Collateral of any Grantor with a fair market value in excess of $200,000 is, now or at any time hereafter, in the possession of a bailee, such Grantor shall promptly (but in any event within four (4) Business Days thereafter) notify the Administrative Agent thereof and, at the Administrative Agent’s request and option, shall promptly (but in any event within four (4) Business Days thereafter) obtain an acknowledgement from the bailee, in form and substance reasonably satisfactory to the Administrative Agent, that the bailee holds such Collateral for the benefit of the Administrative Agent and such bailee’s agreement to comply, without further consent of such Grantor, at any time with instructions of the Administrative Agent, as to such Collateral.  The Administrative Agent agrees with each Grantor that the Administrative Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to the bailee.

6.                   Electronic Chattel Paper, Electronic Documents and Transferable Records.  If any Grantor, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper, any electronic document or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, in each case, with either individually or in the aggregate with all other such documents, has a fair market value in excess of $200,000, such Grantor shall promptly (but in any event within four(4) Business Days thereafter) notify the Administrative Agent thereof and, at the request and option of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control, under §9-105 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic chattel paper, control, under §7 106 of the Uniform Commercial Code of the State or any other relevant jurisdiction, of such electronic document or control, under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Administrative Agent agrees with each Grantor that the Administrative Agent will arrange, pursuant to procedures reasonably satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for such Grantor to make alterations to the electronic chattel paper, electronic document or transferable record permitted under UCC §9-105, UCC §7 106, or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper, electronic document or transferable record.

7.                   Letter-of-credit Rights.  If any Grantor is, now or at any time hereafter, a beneficiary under a letter of credit, which, either individually or in the aggregate with all other such letters of credit, has a fair market value in excess of $250,000, such Grantor shall promptly (but in any event within four (4) Business Days thereof) notify the Administrative Agent thereof and, at the request and option of the Administrative Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of the letter of credit or (b) arrange for the Administrative Agent to become the transferee beneficiary of the letter of credit, with the Administrative Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied to the Secured Obligations as provided in the Credit Agreement.

8.                   Representations and Warranties.  Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated:

(a)                                 Legal Status.  Each Grantor has previously delivered to the Administrative Agent that certain certificate signed by the Grantors and entitled “Perfection Certificate (each a “Perfection Certificate”).  As of the date hereof, each Grantor represents and warrants to the Secured parties and the Administrative Agent that:

(i)                                     Each Grantor’s exact legal name (and for the prior five years or since the date of its formation has been), and each Grantor’s taxpayer identification number and organization identification number are as indicated on the Perfection Certificate.

(ii)                                  Each Grantor’s state of formation is (and for the prior five years or since the date of its formation has been) as indicated on the Perfection Certificate.

(b)                                 Ownership.  Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(c)                                  Security Interest/Priority.  This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

(d)                                 Types of Collateral.  None of the Collateral consists of, or is the Accessions or the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or Standing Timber.

(e)                                  Accounts.  With respect to the Accounts of the Grantors reflected as accounts receivable on the consolidated balance sheet of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent pursuant to the Credit Agreement, (i) each Account of the Grantors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein, (iii) any Account of a Grantor evidenced by any Instrument or Chattel Paper has, to the extent required hereby, been endorsed over and delivered to, or submitted to the control of, the Administrative Agent and (iv) no surety bond was required or given in connection with any Account of a Grantor or the contracts or purchase orders out of which they arose.

(f)                                   Copyrights, Patents and Trademarks.

(i)                                     Schedule 5.17 to the Credit Agreement includes all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses owned by any Grantor in its own name, or to which any Grantor is a party, as of the date hereof (other than with respect to off-the-shelf software) and registered in the name of such Grantor.

(ii)                                  Each Copyright, Patent and Trademark that is material to the business of the Grantors is valid, subsisting, unexpired, enforceable and has not been abandoned as of the date hereof.

(iii)                               Except as set forth in Schedule 5.17 to the Credit Agreement, none of the Copyrights, Patents and Trademarks that is material to the business of the Grantors is the subject of any licensing or franchise agreement as of the date hereof (other than with respect to off-the-shelf software).

(iv)                              No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of any Copyright, Patent or Trademark that is material to the business of the Grantors.

(v)                                 No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark that is material to the business of the Grantors, or that, if adversely determined, could reasonably be expected to have a Material Adverse Effect on the value of any Copyright, Patent or Trademark that is material to the business of the Grantors.

(vi)                              All applications pertaining to the Copyrights, Patents and Trademarks that is material to the business of the Grantors of each Grantor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

(vii)                           No Grantor has made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of any Grantor hereunder.

(g)                                  Commercial Tort Claims.  Such Grantor has no commercial tort claims other than (i) those listed on Schedule 2(g), or (ii) as to which the actions required by Section 8(k) have been taken.

9.                   Covenants.  Each Grantor covenants that, so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated, such Grantor shall:

(a)                                 Other Liens.  Defend the Collateral against Liens therein other than Permitted Liens.

(b)                                 Instruments/Tangible Chattel Paper/Documents.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, (i) ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Grantor at all times or, if requested by the Administrative Agent, is immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent and (ii) ensure that any Collateral consisting of Tangible Chattel Paper with, either individually or in the aggregate with all other Tangible Chattel Paper, a fair market value in excess of $100,000, is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

(c)                                  Change in Structure, Location or Type.  Not, without providing ten (10) days prior written notice to the Administrative Agent (i) change its name or state of formation, (ii) be party to a merger, consolidation or other change in structure except as permitted by the Credit Agreement or (iii) use any tradename other than as set forth in the Perfection Certificate.

(d)                                 Perfection of Security Interest.  Execute and deliver to the Administrative Agent such agreements, assignments or instruments and do all such other things as the Administrative Agent may reasonably deem necessary, appropriate or convenient (i) to assure to the Administrative Agent the effectiveness, perfection and priority of its security interests in the Collateral hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit 8(d)(i)(B) attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 8(d)(i)(C) attached hereto and (D) with regard to Trademarks registered with the United States Patent and Trademark Office and all applications for Trademarks filed with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 8(d)(i)(D) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder.  To that end, each Grantor authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation “all assets” and/or “all personal property” collateral descriptions, and/or less specific than the description of the Collateral contained herein) disclosing the Administrative Agent’s security interest in any or all of the Collateral of such Grantor without such Grantor’s signature thereon, and further each Grantor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other Person whom the Administrative Agent may designate, as such Grantor’s attorney-in-fact with full power and for the limited purpose to sign in the name of such Grantor any such financing statements (including renewal statements), amendments and supplements, notices or any similar documents that in the Administrative Agent’s reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid and until the commitments relating thereto shall have been terminated.

Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Grantor wherever the Administrative Agent may in its sole discretion desire to file the same.  In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Grantor or any part thereof, or to any of the Secured Obligations, such Grantor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent in its sole discretion reasonably deems necessary, appropriate or convenient to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if a Grantor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Grantor pursuant to the power of attorney granted hereinabove).  If any Collateral is in the possession or control of a Grantor’s agents and the Administrative Agent so requests, such Grantor agrees to notify such agents in writing of the Administrative Agent’s security interest therein and, upon the Administrative Agent’s request, instruct them to hold all such Collateral for the account of the Secured Parties, subject to the Administrative Agent’s instructions.  Each Grantor agrees to mark its books and records to reflect the security interest of the Administrative Agent in the Collateral.

(e)                                  Control.  Execute and deliver (and cause to be executed and delivered) all agreements, assignments, instruments or other documents as the Administrative Agent shall reasonably request for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.

(f)                                   Treatment of Accounts.  Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any Person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, in each case other than as normal and customary in the ordinary course of a Grantor’s business or as required by law.

(g)                                  Covenants Relating to Copyrights.

(i)                                     Not do any act or knowingly omit to do any act whereby any Copyright owned by it and material to the business of such Grantor may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any Copyright owned by it and material to the business of such Grantor may become injected into the public domain; (B) notify the Administrative Agent immediately if it knows that any Copyright owned by it and material to the business of such Grantor may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding a Grantor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each Copyright owned by a Grantor and material to the business of such Grantor and to maintain each registration of each Copyright owned by a Grantor and material to the business of such Grantor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Administrative Agent of any infringement of any Copyright owned by a Grantor and material to the business of such Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(ii)                                  Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Grantor hereunder (other than in connection with a Permitted Lien or as otherwise provided in the Credit Agreement).

(h)                                 Covenants Relating to Patents and Trademarks.

(i)                                     With respect to each Trademark owned by a Grantor and material to the business of such Grantor (A) Continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such Trademark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark owned by a Grantor and material to the business of such Grantor may become invalidated.

(ii)                                  Not do any act, or omit to do any act, whereby any Patent owned by a Grantor and material to the business of such Grantor may become abandoned or dedicated.

(iii)                               Notify the Administrative Agent and the Secured Parties promptly if it knows that any application or registration relating to any Patent or Trademark owned by a Grantor and material to the business of such Grantor may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding a Grantor’s ownership of any Patent or Trademark material to the business of such Grantor or its right to register the same or to keep and maintain the same.

(iv)                              Whenever a Grantor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent to the extent required by the Credit Agreement.  Upon request of the Administrative Agent, a Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the security interest of the Administrative Agent and the Secured Parties in any Patent or Trademark material to the business of any Grantor in the Collateral and the goodwill and general intangibles of a Grantor relating thereto or represented thereby.

(v)                                 Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Patent and Trademark owned by a Grantor and material to the business of such Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vi)                              Promptly notify the Administrative Agent after it learns that any Patent or Trademark included in the Collateral and material to the business of such Grantor is infringed, misappropriated or diluted by a third party and take such actions as shall be commercially appropriate under the circumstances to protect and defend each Patent or Trademark material to its business.

(vii)                           Not make any assignment or agreement in conflict with the security interest in any material Patents or Trademarks of each Grantor hereunder (other than in connection with a Permitted Lien or as otherwise provided in the Credit Agreement).

(i)                                     Insurance.  Insure, repair and replace the Collateral of such Grantor as set forth in the Credit Agreement.  All insurance proceeds shall be subject to the security interest of the Administrative Agent hereunder.

(j)                                    Commercial Tort Claims.

(i)                                     Promptly, but in any event within two (2) Business Days, notify the Administrative Agent in writing of the initiation of any Commercial Tort Claim with a value reasonably expected to exceed $100,000 before any Governmental Authority by or in favor of such Grantor.

(ii)                                  Execute and deliver such statements, documents and notices and do and cause to be done all such things as the Administrative Agent may reasonably deem necessary, appropriate or convenient, or as are required by law, to create, perfect and maintain the Administrative Agent’s security interest in such Commercial Tort Claim.

10.            Advances by Administrative Agent.  On failure of any Grantor to perform any of the covenants and agreements contained herein which constitutes an Event of Default and while such Event of Default continues, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or that may be compelled to make by operation of law.  All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis (subject to Section 27 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate.  No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any default under the terms of this Security Agreement, the other Loan Documents or any other documents relating to the Secured Obligations.  The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

11.            Remedies.

(a)                                 General Remedies.  Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Collateral and, further, the Administrative Agent may, with or without judicial process or the aid and assistance of others to the extent permitted by applicable law, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii)  dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the

Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements) and/or (vi) upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may set-off against the Secured Obligations any and all sums deposited with it or held by it, without any notice to the Grantors, including without limitation, any sums standing to the credit of any Cash Collateral Account and any time deposits issued by the Administrative Agent.  Each of the Grantors acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and terms that might have been obtained at a public sale.  In addition to all other sums due the Administrative Agent and the Secured Parties with respect to the Secured Obligations, the Grantors shall pay the Administrative Agent and each of the Secured Parties all costs and expenses incurred by the Administrative Agent or any such Secured Party, in enforcing its remedies hereunder including, but not limited to, attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Secured Parties or the Grantors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Debtor Relief Laws.  To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least ten (10) Business Days before the time of sale or other event giving rise to the requirement of such notice.  The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  To the extent permitted by law, any Secured Party may be a purchaser at any such sale.  To the extent permitted by applicable law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale.  Subject to the provisions of applicable law, the Administrative Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b)                                 Remedies relating to Accounts.  Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Grantor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) the Administrative Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify (or require any Grantor to notify) any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts.  Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience.  The Administrative Agent and the Secured Parties shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.  Each Grantor hereby agrees to indemnify the Administrative Agent and the Secured Parties from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and attorneys’ fees suffered or incurred by the Administrative Agent or the Secured Parties (each, an “Indemnified Party”) because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents.  In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Grantor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

(c)                                  Access.  In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.  In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d)                                 Nonexclusive Nature of Remedies.  Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option.  No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein.  To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder.  The rights and remedies of the Administrative Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the Secured Parties may have.

(e)                                  Retention of Collateral.  To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations.  Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f)                                   Deficiency.  In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency (subject to Section 27 hereof), together with interest thereon at the Default Rate, together with the costs of collection and attorneys’ fees.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

12.            Rights of the Administrative Agent.

(a)                                 Power of Attorney.  In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i)                                     to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may reasonably deem appropriate;

(ii)                                  to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(iii)                               to defend, settle or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem appropriate;

(iv)                              to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v)                                 to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(vi)                              to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vii)                           to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(viii)                        to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(ix)                              to adjust and settle claims under any insurance policy relating thereto;

(x)                                 to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

(xi)                              to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate; and

(xii)                           to do and perform all such other acts and things as the Administrative Agent may reasonably deem appropriate or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding and until all of the commitments relating thereto shall have been terminated.  The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so.  The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct.  This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b)                                 Administrative Agent’s Exoneration. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the

Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Collateral and (b) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner.  Neither the Administrative Agent nor any Secured Party shall be required to take any action of any kind to collect, preserve or protect its or any Grantor’s rights in the Collateral or against other parties thereto.  The Administrative Agent’s prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.  This Security Agreement constitutes a pledge of the Collateral, and not an assignment of any duties or obligations of Grantors with respect thereto, and by its acceptance hereof and whether or not the Administrative Agent shall have exercised any of its rights or remedies hereunder, none of the Administrative Agent or the Secured Parties undertakes to perform or discharge, and none of the Administrative Agent or the Secured Parties shall be responsible or liable for the performance or discharge of any such duties or responsibilities, including, without limitation, for any capital calls.  Without limiting the generality of the foregoing, none of the Administrative Agent or the Secured Parties shall have any fiduciary duty as such to Grantors or any other equity owner of any of their Subsidiaries by reason of this Security Agreement, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until the Administrative Agent or such Secured Party is actually admitted to the applicable Subsidiary as a substitute member or substitute equity owner thereof after exercising enforcement rights under the Pledge Agreements and part 6 of Article 9 of the UCC in effect in the applicable jurisdiction, or otherwise.

13.            Rights of Required Lenders.  All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

14.            Application of Proceeds.  Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement, and each Grantor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

15.            Continuing Agreement.

(a)                                 This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated and all Letters of Credit have been cancelled.  Upon payment in full in cash of all Secured Obligations, the cancellation of all Letters of Credit and termination of the commitments related thereto, this Security Agreement and the liens and security interests of the Administrative Agent hereunder shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Grantors, execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination and return to Grantors all Collateral in its possession.  Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

(b)                                 This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including, without limitation, attorneys’

fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

16.            Amendments and Waivers.  This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

17.            Successors in Interest.  This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Grantor, its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided, however, none of the Grantors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement.  To the fullest extent permitted by law, each Grantor hereby releases the Administrative Agent and each Secured Party, their respective successors and assigns and their respective officers, attorneys, employees and agents, from any liability for any act or omission or any error of judgment or mistake of fact or of law relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, attorneys, employees or agents.

18.            Notices.  All notices required or permitted to be given under this Security Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

19.            Counterparts.  This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

20.            Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

21.            Inconsistencies with Credit Agreement.  In the event that any terms hereof are inconsistent with the terms of the Credit Agreement, the terms of the Credit Agreement shall control solely to the extent of such conflict.

22.            Governing Law; Submission to Jurisdiction; Venue.

(a)                                 GOVERNING LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b)                                 SUBMISSION TO JURISDICTION.  EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION

OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                  WAIVER OF VENUE.  EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                 SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

23.            WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

24.            Severability.  If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

25.            Entirety.  This Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

26.            Survival.  All representations and warranties of the Grantors hereunder shall survive the execution and delivery of this Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

27.            Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then to the extent permitted by applicable law the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Security Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

28.            Joint and Several Obligations of Grantors.

(a)                                 Subject to subsection (c) of this Section 27, each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b)                                 Subject to subsection (c) of this Section 27, each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a primary obligor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them.

(c)                                  Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Grantor under the Credit Agreement, the other Loan Documents and the other documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	NOODLES & COMPANY,
a Delaware corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Executive Vice President

TNSC, INC.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

NOODLES & COMPANY SERVICES CORP.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

NOODLES & COMPANY FINANCE CORP.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

THE NOODLE SHOP, CO. — COLORADO, INC.,
a Colorado corporation

	By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Vice President

THE NOODLE SHOP, CO. — WISCONSIN, INC.,
a Wisconsin corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — MINNESOTA, INC.,
a Minnesota corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	President

THE NOODLE SHOP, CO. — ILLINOIS, INC.,
an Illinois corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — VIRGINIA, INC.,
a Virginia corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — MARYLAND, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — COLLEGE PARK, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — BALTIMORE COUNTY, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — ANNAPOLIS, LLC,
a Maryland limited liability company

By: Noodles & Company, a Delaware corporation, its Class A Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — MONTGOMERY COUNTY, MARYLAND,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — CHARLES COUNTY, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — HOWARD COUNTY, INC.,
a Maryland corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — KANSAS, LLC,
a Kansas limited liability company

By: TNSC, Inc., a Colorado corporation, its Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — DELAWARE, INC.,
a Delaware corporation

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	President

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Erik M. Truette
Name:	Erik M. Truette
Title:	Assistant Vice President

SCHEDULE 2(g)

COMMERCIAL TORT CLAIMS

None.

EXHIBIT 8(d)(i)(B)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of February 28, 2011 (as the same may be amended, modified, restated, extended or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the copyrights and copyright applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

EXHIBIT 8(d)(i)(C)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of February 28, 2011 (as the same may be amended, modified, restated. extended or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the patents and patent applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the patents and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

EXHIBIT 8(d)(i)(D)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of February 28, 2011 (as the same may be amended, modified, restated, extended or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the trademarks and trademark applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title: